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                                                                    EXHIBIT 23.3



                         CONSENT OF INDEPENDENT AUDITORS



         We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference of our report dated February 1, 2002, in the Post-Effective Amendment No. 1 to the Registration Statement (Form S-4) and related prospectus of Cumulus Media Inc., for registration of up to 10,000,000 shares of its Class A Common Stock.



                                                          /s/ Ernst & Young LLP



New York, New York
August 1, 2002